Exhibit 10.2
Execution Version
NINTH LOAN MODIFICATION AGREEMENT
THIS NINTH LOAN MODIFICATION AGREEMENT (this “Agreement”) is effective as of February 27, 2026 (the “Effective Date”), by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), and KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower, and Legacy Town Center Borrower shall be hereinafter referred to, individually, as a “Borrower” and, collectively, jointly and severally, as “Borrowers”); BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (as hereinafter defined) (“Administrative Agent”); and each “Lender” set forth on the signature pages to this Agreement.
RECITALS:
WHEREAS, Borrowers, each of the lenders from time to time party thereto (each, a “Lender” and collectively, “Lenders”), and Administrative Agent are party to the Amended and Restated Loan Agreement dated as of November 3, 2021 (as amended, modified, supplemented, reaffirmed or restated from time to time, including pursuant to the Eighth Loan Modification Agreement effective as of February 6, 2025 (the “Eighth Modification”), the “Loan Agreement”); and
WHEREAS, Borrowers, Administrative Agent and Lenders party hereto desire to make certain amendments to the Loan Agreement as more fully set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders party hereto now agree to make certain modifications to the Loan Agreement, all as more specifically set forth below.
1.Recitals. The parties hereto acknowledge and agree that the recitals set forth above are true and correct and are incorporated herein by this reference; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth. Capitalized terms used herein but not defined shall have the meanings given to them in the Loan Agreement.
2.Amendment to the Loan Agreement. Effective as of the Effective Date, but retroactive to September 30, 2025:
(a)Section 4.17(c) of the Loan Agreement is deleted in its entirety and replaced with the following:
“As of each Test Date occurring prior to the Initial Stated Maturity Date, commencing on September 30, 2025, Borrowers shall cause at least sixty-five percent (65%) of the aggregate rentable area of the Properties to be demised pursuant to Qualifying Leases during the calendar quarter ending on each such Test Date. As used herein, a “Qualifying Lease” means any Lease in effect as of the Eighth Modification Date (and identified on the rent roll most recently delivered to Administrative Agent prior to the Eighth Modification Date) or entered into in accordance with this Agreement and, in each case, with respect to which the applicable tenant (i) has executed and delivered the applicable Lease, (ii) is not in bankruptcy, (iii) is not in default under its Lease, (iv) has not vacated or ceased to operate its premises or given a notice that it intends to vacate or cease to operate within six (6) months of the applicable Test Date (other than tenants with investment grade credit ratings or credit otherwise reasonably acceptable to the Administrative Agent), and (v) has not given a notice that it intends to cease to pay rent or terminate within six (6) months of the applicable Test Date. Non-compliance with this clause (c) shall only constitute a default if such non-compliance continues for two successive and consecutive Test Dates as further set forth in Section 7.1(y).”; and
(b)Section 7.1(y) of the Loan Agreement is deleted in its entirety and replaced with the following:
“Any failure of the Properties to satisfy the requirements of Section 4.17(c) for any two successive and consecutive Test Dates occurring on or after September 30, 2025, and prior to the Initial Stated Maturity Date.”
3.Conditions Precedent to Closing. The obligation of Administrative Agent and Lenders party hereto to enter into this Agreement is subject to the satisfaction or waiver by Administrative Agent of the following conditions precedent:
(a)Administrative Agent’s receipt of this Agreement duly executed by the Required Lenders and all Borrowers; and
(b)Borrowers shall have paid Administrative Agent (i) all fees, commissions, costs, charges, taxes and other expenses incurred by Administrative Agent and its counsel in connection with this Agreement (including, but not limited to, reasonable fees and expenses of Administrative Agent’s counsel and all recording fees, taxes and charges) for which Administrative Agent has requested payment in writing (including by email) prior to the date hereof and (ii) for the benefit of the Lenders signing this Agreement the consent fee heretofore communicated to the Lenders.
4.Required Lenders. The Lenders signing this Agreement constitute the Required Lenders whose approval of this Agreement is required in accordance with Section 9.8 of the Loan Agreement.
5.Incorporation by Reference. The provisions of Sections 8 (Obligors’ Representations and Warranties; Reaffirmation of Loan), 10 (Course of Dealing; Reservation of Rights), 11 (Renewal; Lien Continuation; No Novation), 12 (Default), 13 (Miscellaneous), 15 (Electronic Signatures), and 16 (Limited Recourse Provision) of the Eighth Modification are incorporated by reference as though fully set forth herein, mutatis mutandis, as if all references therein to “this Agreement” and the “Effective Date” were to mean, respectively, this Agreement and the Effective Date as defined herein.
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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the day and year first hereinabove written.
ADMINISTRATIVE AGENT AND
LENDER:
BANK OF AMERICA, N.A., a national
banking association, as Administrative Agent
and a Lender
By:    /s/ Paul Kim
Name:    Paul Kim
Title:    Senior Vice President
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Signature Page to
Ninth Loan Modification Agreement

BORROWER:
KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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Signature Page to
Ninth Loan Modification Agreement

BORROWER:
KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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Signature Page to
Ninth Loan Modification Agreement

BORROWER:
KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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Signature Page to
Ninth Loan Modification Agreement

BORROWER:
KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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Signature Page to
Ninth Loan Modification Agreement

BORROWER:
KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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Signature Page to
Ninth Loan Modification Agreement

BORROWER:
KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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Signature Page to
Ninth Loan Modification Agreement

LENDER:
WELLS FARGO BANK, NATIONAL
ASSOCIATION
By:    /s/ Joshua Brinkenhoff
Name:    Joshua Brinkenhoff
Title:    Executive Director
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Ninth Loan Modification Agreement

LENDER:
U.S. BANK NATIONAL ASSOCIATION, A
national banking association
By:    /s/ Claudia Marciniak
Name:    Claudia Marciniak
Title:    Senior Vice President
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Ninth Loan Modification Agreement

LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION,
A national banking association
By:    /s/ Howard M. Guidry
Name:    Howard M. Guidry
Title:    Senior Vice President
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Ninth Loan Modification Agreement

LENDER:
ZION BANCORPORATION, N.A., DBA
CALIFORNIA BANK & TRUST
By:    /s/ Kyle D. Berwager
Name:    Kyle D. Berwager
Title:    Senior Vice President
Signature Page to
Ninth Loan Modification Agreement